SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 23, 2003

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	0-24118 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

      The Registrant's press release dated July 23, 2003, announcing a cash dividend of $0.24 per share payable on August 15, 2003 to stockholders of record as of the close of business on August 1, 2003 is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                         (c) Exhibits:

              Exhibit 99.1 - Press Release dated July 23, 2003

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: July 24, 2003	By:	John B. Dicus, President and Chief Executive Officer
Date: July 24, 2003	By:	Neil F. M. McKay, Executive Vice President and Chief Financial Officer

End.